Relieving Pain….Improving Lives Exhibit 99.2

Special Note Regarding Forward-Looking
Statements

This presentation contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements reflect Recro Pharma’s expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "upcoming," "plan," "target", "intend" and "expect" and similar expressions, as they relate to Recro Pharma or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to Recro Pharma as of the date of this presentation and are subject to a number of risks, uncertainties, and other factors that could cause actual events to differ materially from those expressed in the forward-looking statements set forth in this presentation including, without limitation: the success of Recro’s products and of the newly acquired products; the parties’ ability to satisfy the purchase agreement conditions (including required regulatory approvals); Recro’s ability to realize anticipated growth, synergies and costs savings from the acquisition; changes in laws and regulations; Recro’s ability to successfully integrate the acquired operations, technology and products and to realize anticipated growth, synergies and cost savings; Recro’s ability to successfully develop, obtain regulatory approvals or commercialize new products and Recro’s ability to protect intellectual property rights.  In addition, the forward-looking statements in this presentation should be considered together with the risks and uncertainties that may affect Recro
Pharma’s business and future results included in Recro Pharma’s filings with the Securities and
Exchange Commission at www.sec.gov. Recro pharma assumes no obligation to update any such forward looking statements.

Complementary Fit 3 IV / IM Meloxicam Manufacturing, Royalties & Formulation Dex-IN / Fado

Transformative Transaction
•
Diversifies development risk with second, complementary hospital acute pain product to pipeline
–
Dex-IN has upcoming interim analysis of ongoing Ph II trial
–
Meloxicam ready for Ph III – successfully completed multiple Ph II trials
•
Manufacturing & royalty business provides manufacturing
capability and scale
–
Enhances ability for BD opportunities
–
Depending on performance, potential for cashflows to fund development
•
Depending on Dex-IN clinical success, possibility for two proprietary compounds to enter Ph III by year end
–
Assuming sufficient capital to fund development
–
Dex-IN interim results upcoming

Transaction Structure
•
$50 million up-front cash payment
–
non-dilutive up-front financed by senior secured loan from
OrbiMed
•
Up to $120 million in milestone payments upon
regulatory and sales milestones related to
meloxicam
•
Royalty on meloxicam net sales
•
Warrant to purchase 350,000 shares of common
stock at closing

OrbiMed Financing Terms
Term Summary
Amount $50 million funded on closing date
Structure Senior secured term loan and warrants
Security interest First lien security on all assets
Maturity date 60 months from closing date
Interest rate Greater of (i) LIBOR or (ii) 1.0% plus applicable margin of 14.0%
Repayment and
amortization
100% excess cash flow sweep on manufacturing & royalty business at
OrbiMed’s option
Pre-payment
penalty
Prior to 3
rd
year: 1.5x loan less all prior payments of principal and interest
After 3
rd
year: 10% exit fee prior to scheduled maturity date
Financial covenants Manufacturing & royalty business: Quarterly minimum net sales;
Quarterly maximum total leverage ratio & maximum capital expenditures
Consolidated business: Minimum liquidity covenant
Warrant 3% of fully diluted common stock at closing, exercise price is $3.28 per share, and 7 year term

Acquisition Provides Scale and Diversification
• Adds manufacturing & royalty business and Phase III ready hospital asset
–
85,000 sq. ft. facility (DEA licensed) manufactures 5 commercial products
–
$70M+ historical revenues; manufacturing division cashflow positive
• IV/IM meloxicam – long acting COX-2 NSAID for moderate to severe acute pain ready for Ph III
–
Approved, widely prescribed oral COX-2 therapeutic
–
Multiple Phase II studies successfully completed in acute pain models
–
Dosing advantages over existing acute pain therapeutics, including long action
–
Non-opioid
• Meloxicam complementary to Dex-IN in treating moderate to severe acute pain
–
Long acting formulation has successfully treated acute pain post operatively
(hysterectomy)
• Increases Company infrastructure and scale
–
Improved positioning for future BD opportunities
–
Manufacturing capacity

Updated Clinical Stage Pipeline
Product PC I II III Rights
IV/IM Meloxicam WW
Acute post-operative pain
Dexmedetomidine (“Dex”) WW, exc. Europe, Turkey, CIS
Dex- IN (intranasal)
Acute post-operative pain
Cancer breakthrough pain
Dex-SL (sublingual)
Transdermal
Fadolmidine (“Fado”) WW, exc. Europe, Turkey, CIS
Intrathecal
Post-operative pain
Topical
Neuropathic pain

IV/IM Meloxicam Overview
•
FDA approved, oral selective COX-2 inhibitor used in a
wide variety of indications
•
Proprietary long acting injectable form for moderate to
severe acute pain
–
Utilizes Alkermes’ NanoCrystal
TM
technology
•
Phase III ready – multiple Phase II studies completed on
IV and a Phase I on IM
–
Positive Ph II hysterectomy and dental pain studies with large effect sizes
•
IP issued through 2022 and additional IP could extend
protection through 2030
9 NanoCrystal
®
is a registered trademark of Alkermes plc.

Favorable Dosing Profile
Attribute Meloxicam Ketorolac
Caldolor
(ibuprofen)
Ofirmev
(APAP)
Route
IV/IM IV/IM IV IV
Onset of pain
relief
< 10 min 30 min N/A N/A
Time to peak
analgesic effect
40 min 1-2 hrs N/A N/A
Duration of
pain relief
18-24 hrs 4-6 hrs 4-6 hrs 4-6 hrs
Admin.
IV bolus / pre-
filled syringe
Ready to use IV
bolus (15 sec)
Dilution required,
30 min infusion
Ready to use, 15
min infusion

Multiple Successful IV Phase 2 Trials

•
Elan/ALKS have conducted 5 IV and 1 IM clinical trials
Trial Design Outcome
Phase II Study
N1539-02
Acute pain following dental
surgery (N = 230)
Statistically significant differences for all
doses compared to placebo were seen in
SPID24, pain relief and onset of pain relief
Phase II Study
N1539-04
Acute pain following open
abdominal hysterectomy
surgery (N = 486)
Statistically significant differences for all
doses compared to placebo were seen in
multiple efficacy analyses, including SPID24.
meloxicam 30 mg and 60 mg produced the
greatest response with no difference
between doses
Phase II Study
N1539-05
Acute pain following
laparoscopic abdominal
surgery (N =50)
Study stopped early (planned N = 250) for
business reasons.  However, statistically
significant differences in SPID48 observed for
30mg QD dose despite small sample size

Robust Efficacy (Abdominal Hysterectomy Trial – IV Meloxicam) 12 *** p < 0.001 vs. Placebo *** *** *** *** *** *** (10,000) - 10,000 20,000 30,000 40,000 50,000 60,000

Summed Pain Intensity Differences 0–24
***
Placebo n=30
Ibuprofen n=50
15 mg n=50
30 mg n=50
60 mg n=50

Summed Pain Intensity Differences 0–48
Placebo n=11
Ketorolac q6h n=8
7.5 mg q12h n=11
15 mg q12h n=10
30 mg q24hr n=10

Recro Pharma

Confirmed Efficacy in Multiple Studies
Summary of Pain Intensity Differences (SPID)

*** p < 0.001 vs. Placebo
Dental Pain Study
Abdominal Laparoscopic Pain Study
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
***
***
***
0
200
400
600
800
1000
1200
1400
p = 0.0682
p = 0.0392

Pain Intesity Difference from Baseline (0 - 100)
60
50
40
30
20
10
0
-10
0
4
8
12
16
20
24
≈
Placebo n=64
Morphine n=62
15 mg n=60
30 mg n=60
60 mg n=89

Recro Pharma

14

Single 30 mg Dose Maintained for 24 hrs (Abdominal Hysterectomy Trial – IV Meloxicam) 14 Baseline Pain Level 60 Time (Hours)

Well Tolerated
(Abdominal Hysterectomy Trial – IV Meloxicam)

**Reported in 3% of Subjects in any group and greater than Placebo
Meloxicam
Placebo
n=64
Morphine
n=62
5 mg
n=60
7.5 mg
n=91
15 mg
n=60
30 mg
n=60
60 mg
n=89
Anemia 3.1 4.8 3.3 13.2 3.3 1.7 10.1
Anemia Postoperative - 1.6 - - - 3.3 -
Constipation - 4.8 5.0 1.1 1.7 - -
Flatulence - 4.8 1.7 1.1 3.3 - -
Hypokalaemia - 3.2 1.7 1.1 - 1.7 -
Insomnia 4.7 8.1 10.0 4.4 5.0 5.0 4.5
Ketonuria 7.8 9.7 6.7 9.9 15 10 10.1
Leukocytosis - - 1.7 - - 3.3 -
Pyrexia 1.6 3.2 3.3 2.2 - - -
Sinus Tachycardia - - 3.3 - - - 1.1
Percent of Subjects Reporting an Adverse Event **

US Based Manufacturing Facility 16

Manufacturing & Royalty Overview
Manufacturing facility
•
87,000 sq. ft. solid oral dosage manufacturing cGMP
•
DEA licensed
•
~165 employees
Service capabilities
•
Formulation, process development and optimization
•
Process scale-up
•
Clinical supply and validation
•
Commercial supply
Ritalin LA
•
Once daily ADHD treatment marketed by Novartis
Focalin XR
•
ADHD treatment marketed by Novartis
Verelan / verapamil
•
High blood pressure treatment marketed by Actavis and
UCB
Zohydro ER
•
Extended release hydrocodone marketed by Zogenix
•
Launched in 2014
•
Abuse deterrent form expected to be launched near term

Strong Historical Manufacturing Performance
•
Unaudited, carve-out financials – 12 mos ended 12/31/14
–
Revenues - $73.6 million
–
EBITDA - $26.5 million
•
Zohydro ER – abuse deterrent form expected to be
launched in the near term
•
Additional capacity for new product opportunities
•
Positive cashflow expected to cover all debt service
obligations and excess cashflows to repay loan principal

Illustrative Pro Forma Capitalization
Pre-transaction Post-transaction
Common stock 7,804,063 7,804,063
Options 962,800 962,800
(1)
Existing warrants 150,000 150,000
Alkermes warrants 0 350,000
OrbiMed warrants 0 278,006
(2)
Total commons stock equiv. 8,916,863 9,544,869

(1) Outstanding at signing.  Excludes options to be issued to acquired employees at closing.
(2) This number will be calculated based on common stock outstanding (on a fully diluted basis) as of the Closing of the transaction.

Transformative Transaction
•
Diversifies development risk with second, complementary hospital acute pain product to pipeline
–
Dex-IN has upcoming interim analysis of ongoing Ph II trial
–
Meloxicam ready for Ph III – successfully completed multiple Ph II trials
•
Manufacturing & royalty business provides manufacturing
capability and scale
–
Enhances ability for BD opportunities
–
Depending on performance, potential for cashflows to fund development
•
Depending on Dex-IN clinical success, possibility for two proprietary compounds to enter Ph III by year end
–
Assuming sufficient capital to fund development
–
Dex-IN interim results upcoming